UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): July 17, 2006


                           CRAWFORD LAKE MINING INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

       333-131017                                Applied For
------------------------------         --------------------------------
  (Commission File Number)             (IRS Employer Identification No.)


                    4372 Greta Street, Burnaby, BC, V5J 1N8
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            (Address of Principal Executive Offices)     (Zip Code)

                                (604) 435-1141
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




                                Explanatory Note

This Form 8-K/A amends and restates in its entirety the Form 8-K, dated July 17, 2006, and filed with the Securities and Exchange Commission on August 14, 2006, regarding the change in the principal independent accountants of Crawford Lake Mining Inc. The purpose of this amendment is to file as Exhibit 16.1 to the Form 8-K the letter from HLB Cinnamon Jang Willoughby & Company ("HLB"), dated August 1, 2006, which was received by Crawford Lake Mining Inc. on September 27, 2006. Such letter was unavailable when the Form 8-K was filed the Securities and Exchange Commission. Accordingly, the Form 8-K is hereby amended and restated to read in its entirety as follows:

Section 4.  Matters Related to Accountants and Financial Statements
Item 4.01.  Changes in Registrant's Certifying Accountant.

On June 23, 2006, HLB Cinnamon Jang Willoughby & Company ("HLB"), Chartered Accountants, resigned as our independent accountant. HLB's audit report on our financial statements for the period from our incorporation on October 18, 2004 to April 30, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant's fiscal year ended April 30, 2005 nor through June 23, 2006.

The Report of Independent Registered Public Accounting Firm that HLB issued on the financial statements for the period from our inception on October 18, 2004 to April 30, 2005 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with HLB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report and its review of our interim financial statements for the periods ended October 31, 2005 and January 31, 2006.

The Registrant has provided HLB Cinnamon Jang Willoughby & Company with a copy of this disclosure and has requested that HLB Cinnamon Jang Willoughby & Company furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from HLB Cinnamon Jang Willoughby & Company addressed to the SEC dated August 1, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We engaged Davis Accounting Group P.C. ("Davis"), as our new independent accountant on July 17, 2006. We did not consult with Davis prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter. The decision to retain Davis Accounting Group was recommended and approved by the Registrant's Board of Directors.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Crawford Lake Mining Inc.
                                               (Registrant)

                                               By: /s/ Denis Gallant
                                               --------------------------------
                                               Name: Denis Gallant
                                               Title: Chief Executive Officer,
                                               President and Director

Date:  September 28, 2006